Exhibit 10.22

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

AWARD/CONTRACT	1 THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE OF PAGES 1 | 47

2. CONTRACT (Proc. Inst. Ident.) NO. 75A50119C00077	3. EFFECTIVE DATE 09/30/2019	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. OS248364

5. ISSUED BY	CODE	ASPR-BARDA	6. ADMINISTERED BY (If other than Item 5)	CODE

ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	SCD-C

7. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)	8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below)

OUTSET MEDICAL, INC 1261480 Attn: Jamie Lewis OUTSET MEDICAL, INC.	9. DISCOUNT FOR PROMPT PAYMENT

1830 BERING DR SAN JOSE CA 951124212	10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	ITEM

CODE 1261480	FACILITY CODE

11. SHIP TO/MARK FOR CODE	OS	12. PAYMENT WILL BE MADE BY CODE	PSC

Office of the Secretary Office of the Secretary 200 Independence Ave. S.W. Washington DC 20201	PSC Program Support Center 7700 Wisconsin Ave Bethesda MD 20814
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304 (c) ( ) ☒ 41 U.S.C 3304 (a) ( )	14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
Continued

15G. TOTAL AMOUNT OF CONTRACT	$[***]

16. TABLE OF CONTENTS

(X)	SEC.	DESRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	22
X	B	SUPPLIES OR SERVICES AND PRICE/COSTS	4	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X	C	DESCRIPTIONS/SPECS./WORK STATEMENT	6	X	J	LIST OF ATTACHEMENTS	34
X	D	PACHAGING AND MARKING	10	PART IV – REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	11		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	12
X	G	CONTRACT ADMINISTRATION DATA	15		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	18		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. CONTRACTOR’ S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)
19A. NAME AND TITLE OF SIGNER (Type or print) Jamie Lewis-SVP, Sales and Customer Experience	20A. NAME OF CONTRACTING OFFICER TASHA A. MCMILLIAN

19B. NAME OF CONTRACTOR BY /s/ Jamie Jewis (Signature or person authorized to sign)	19C. DATE SIGNED 09-26-2019	20B. UNITED STATES OF AMERICA BY /s/ Tasha A. Mcmillian-S (signature of the Contracting officer)	20C. DATE SIGNED 09-27-2019

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00077	PAGE OF 2 | 47

NAME OF OFFEROR OR CONTRACTOR OUTSET MEDICAL, INC 1261480

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Tax ID Number : 20-0514392 DUNS Number: [***] ASPR Dialysis award to OutSet Medical Inc. Delivery: 09/30/2019 Period of Performance: 09-30-2019 to 09/29/2021
1	ASPR Dialysis award to OutSet Medical LLC Obligated Amount: $2,047,653.00 Accounting Info: [***] Funded: $[***]				[***]
2	ASPR Dialysis Award Obligated Amount: $[***] Accounting Info: [***] Funded: $[***]				[***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

PART I – THE SCHEDULE	1

SECTION A –SOLICITATION/CONTRACT FORM	1

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	4

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	6

SECTION D - PACKAGING, MARKING AND SHIPPING	10

SECTION E - INSPECTION AND ACCEPTANCE	11

SECTION F - DELIVERIES OR PERFORMANCE	12

SECTION G - CONTRACT ADMINISTRATION DATA	15

SECTION H - SPECIAL CONTRACT REQUIREMENTS	18

PART II – CONTRACT CLAUSES	22

SECTION I - CONTRACT CLAUSES	22

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	34

SECTION J - LIST OF ATTACHMENTS	34

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

PART I – THE SCHEDULE

Section B – Supplies or Service and Cost/Price

ARTICLE B.1 BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is to address the needs of ASPR to support frail populations affected by natural and intentional disasters, and ensure that populations can be cared for in a manner that reduces the burden of transport, portable hemodialysis capabilities need to be incorporated into Federal Medical System and Disaster Medical Assistance Team caches.

ARTICLE B.2. TYPE OF CONTRACT AND ESTIMATED COST

a.	This award is a FIRM Fixed Price (FFP) type. The period of performance is a 24- month base period for a total of 24 months.

b.	The estimated cost of this contract is if all options are exercised is $[***].

B.3 CLIN STRUCTURE

The Government’s CLIN structure is provided below.

Base Period 24 Months September 30, 2019 - September 29, 2021

CLIN 0001- Dialysis Systems New equipment, fully-operational, assembled, tested, and configured to include all associated cabling, plumbing and consumables. Lease of [***] systems. Leasing period of performance will be twenty-four (24) months.

QUANTITY - [***]

PN-1003001 - Tablo Hemodialysis System

CLIN 0002 – Shipping, Delivery and Acceptance The shipping, delivery and acceptance of all dialysis systems and operational materials within both CONUS and OCONUS areas.

CONUS - QUANTITY - [***]

OCONUS - QUANTITY - [***]

CLIN 0003 – Installation and Maintenance Installation and 24-month maintenance and support for hardware, software and related consumables

QUANTITY - [***]

CLIN 0004 - Consumables All required consumables to perform hemodialysis on up to [***] patients, assuming [***]-day per week clinical operation and [***] patients/system/day.

QUANTITY - [***]

PN-1000480 - Treatment Bundle – Tablo Cartridge and Straws

PN-0000831 - Bicarb Concentrate, 4 Gal

PN-0002630/832/833/631 - Acid Concentrate, 4 Gal (choice of 1K, 2K, 3K, or 4K)

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CLIN 0005 –Consumable Shipping – All required shipping costs for consumables to perform hemodialysis on up to [***] patients simultaneously, assuming a [***]-day per week clinical operation and [***] patients/system/day within both CONUS and OCONUS areas.

CONUS - QUANTITY - [***]

OCONUS - QUANTITY - [***]

CLIN 0006 – Training - Training for healthcare providers and technical support staff within both CONUS and OCONUS areas. See above for Minimum Specifications.

CONUS - QUANTITY - [***]

OCONUS - QUANTITY - [***]

CLIN 0007 - Maintenance - Routine and field maintenance of dialysis systems.

QUANTITY - [***]

Performance Details

The required initial delivery is eight weeks after date of contract award. Early delivery is acceptable. Offerors must include all costs including shipping and handling, taxes, customs fees, and freight charges in proposals, if applicable.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION C – Description/Specification/Statement of Work

Background

The Office of the Principal Deputy Assistant Secretary (OPDAS) is responsible for responding to public health emergencies that affect the US and Territories. OPDAS is seeking to develop and procure solutions to perform hemodialysis on displaced patients currently being treated in outpatient or in-home settings.

ASPR requires commercially-available, FDA-approved dialysis platforms that can create dialysate from potable water sources, and ensure the safety of patients using the technology at home or in a temporary outpatient care facility. This effort will develop a support cache of systems and consumables, a training program, preventative maintenance for dialysis units in storage and in the field, and invest in R&D efforts for future commercial platforms to be adapted to deliver dialysis care in or near disaster zones. This will also allow transition of these patients to in-home dialysis care, helping to achieve the goals of the HHS Transforming Kidney Care Initiative.

Scope

This contract is for current FDA-approved, commercial dialysis platforms that can create their own dialysate from potable water sources, using standard 15A or 20A outlets to carry out hemodialysis treatments in temporary outpatient care facilities. ASPR is seeking to procure a support cache of systems and materials, preventative maintenance support, and training for ASPR Teams to deliver hemodialysis care in temporary outpatient centers.

Objective

The objective is to address the needs of ASPR to support frail populations affected by natural and intentional disasters, and ensure that populations can be cared for in a manner that reduces the burden of transport, portable hemodialysis capabilities need to be incorporated into Federal Medical System and Disaster Medical Assistance Team caches.

A typical response requires the relocation/airlift of approximately [***] dialysis outpatients and comes with significant cost burden to US Tax Payers.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

The table below lists the system minimum requirements for the portable dialysis capability build:

Function	Requirements
Dialysis Treatment	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

Dialysate Production	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

Maintenance	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

[***]	[***]	[***]

	[***]	[***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Support	[***]

Condition	[***]

Base Period 24 Months September 30, 2019-September 29, 2021

CLIN 0001- Dialysis Systems New equipment, fully-operational, assembled, tested, and configured to include all associated cabling, plumbing and consumables. Lease of fifty (50) systems. Leasing period of performance will be twenty-four (24) months.

QUANTITY - [***] - Unit Price [***] / Total Price [***]

PN-1003001 - Tablo Hemodialysis System

The total price is the sum of the monthly rate of the [***] systems for the 24-month base period

CLIN 0002 – Shipping, Delivery and Acceptance The shipping, delivery and acceptance of all dialysis systems and operational materials within both CONUS and OCONUS areas.

CONUS - QUANTITY - [***] - Unit Price [***] / Total Price [***]

OCONUS - QUANTITY - [***] - Unit Price [***] / Total Price [***]

The unit price above is for each of the [***] devices in CLIN 0001

CLIN 0003 – Installation and Maintenance Installation and 24-month maintenance and support for hardware, software and related consumables

QUANTITY - [***] - Unit Price [***] / Total Price [***]

The monthly rate is for installation and maintenance of all [***] units for the 24-month base period.

CLIN 0004 - Consumables All required consumables to perform hemodialysis on up to [***] patients, assuming [***]-day per week clinical operation and [***] patients/system/day.

QUANTITY - [***] - Unit Price $[***] / Total Price [***]

Each treatment price of $[***] includes the following:

PN-1000480 - Treatment Bundle – Tablo Cartridge and Straws

PN-0000831 - Bicarb Concentrate, 4 Gal

PN-0002630/832/833/631 - Acid Concentrate, 4 Gal (choice of 1K, 2K, 3K, or 4K)

The per patient rate of $[***] includes [***] treatment bundles for each of the [***] patients requested.

CLIN 0005 –Consumable Shipping – All required shipping costs for consumables to perform hemodialysis on up to [***] patients simultaneously, assuming a [***]-day per week clinical operation and [***] patients/system/day within both CONUS and OCONUS areas.

CONUS - QUANTITY - [***] - Unit Price $[***] / Total Price $[***]

OCONUS - QUANTITY - [***] - Unit Price $[***] / Total Price $[***]

The per patient rate includes [***] treatment bundles for each of the [***] patients requested.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CLIN 0006 – Training - Training for healthcare providers and technical support staff within both CONUS and OCONUS areas. See above for Minimum Specifications.

CONUS - QUANTITY - [***] - Unit Price $[***] / Total Price $[***]

OCONUS - QUANTITY - [***] - Unit Price $[***] / Total Price $[***]

The unit price above will be billed monthly and covers on-site training [***] times per year for the 24-month base period.

CLIN 0007 - Maintenance - Routine and field maintenance of dialysis systems.

QUANTITY - [***] - Unit Price $[***] / Total Price $[***]

The unit price above will be billed monthly and covers on-site routine and field maintenance per the Minimum Specifications for all [***] units in CLIN 0001 at up to [***] USG-Controlled locations.

GRAND TOTAL (BASE PLUS OPTION) PERIOD     CONUS       [***]

GRAND TOTAL (BASE PLUS OPTION) PERIOD     OCONUS    [***]

Performance Details

The required initial delivery is eight weeks after date of contract award. Early delivery is acceptable. Offerors must include all costs including shipping and handling, taxes, customs fees, and freight charges in proposals, if applicable.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION D – PACKAGING, MARKING AND SHIPPING

ARTICLE D.1. POSTAGE AND FEES

All postage and fees related to submitting information, including forms, reports, etc., to the Contracting Officer or the Contracting Officer Representative shall be the responsibility of the Contractor. All items to be delivered under the contract shall be preserved, packaged, and packed in accordance with normal commercial practices to meet the packing requirements of the carrier and ensure safe delivery at the intended destination.

ARTICLE D.2. MARKING

All information submitted to the Contracting Officer or the Contracting Officer’s Representative under this contract shall be clearly marked to show the following information on the cover:

Name of the contractor

Contract Number

Consignee’s Name and Address

Title of the deliverables

Date of the Deliverables

ARTICLE D.3. GOVERNMENT ADDRESS

ASPR will inform the Contractor of the address where to ship any purchased equipment or supplies. Addresses may vary depending on where the items are needed.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Section E – Inspection and Acceptance

ARTICLE E.1. FEDERAL ACQUISITION REGULATION CLAUSES INCORPORATED BY REFERENCE

This section or other parts of this contract may incorporate one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:

https://www.acquisition.gov/far/

FAR 52.246-2 – Inspection of Supplies – Fixed Price (August 1996)

FAR 52.246-4 — Inspection of Services- Fixed Price (August 1996)

Inspection and acceptance of the product, and documentation called for herein shall be accomplished by the Government COR. The COR will review, examine, and verify that all services and deliverables fulfill and are in compliance with the requirements and standards as stated in this contract. Technical inspection and acceptance will take place at:

Location to be Determined at time for award

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the CO’s duly authorized representative within 30 days of receipt.

ARTICLE E.2. CONTRACTOR’S PERFORMANCE

At the COR’s discretion, he/she and the Contractor’s program manager will meet to evaluate the manner in which the Contractor is performing in accordance with the contract requirements and standards such as: good workmanship, the Contractor’s record of forecasting and controlling cost; the Contractor’s adherence to contract schedule, Contractor’s history of reasonable and cooperative behavior and commitment to customer satisfaction, and generally, the Contractor’s business like concern for the interest of the customer. The Contracting Officer may attend these meetings. Formal performance reviews will be conducted at least annually on or about the anniversary date of the contract.

ARTICLE E.3. BASIS OF ACCEPTANCE

The Contractor’s performance and the quality of services provided hereunder shall be subject to final inspection and acceptance by the Contracting Officer in conjunction with the Contracting Officer’s Representative (COR). The Basis for Acceptance shall be compliance with the requirements set forth within the Statement of Work, Contractor’s

Proposal and other terms and conditions of the Contract. Deliverable items rejected under the contract shall be corrected in accordance with the applicable clauses.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION F – DELIVERIES/PERFORMANCE

ARTICLE F.1. FAR 52.252-2 – Clauses Incorporated by Reference (JUN 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Full text may be accessed electronically at

https://www.acquisition.gov/far/index.html

FAR 52.242-15 STOP-WORK ORDER (AUG 1989)

FAR 52.242 -17 GOVERNMENT DELAY OF WORK (APR 1984)

FAR 52.247-34 F.O.B. DESTINATION (Nov 1991)

ARTICLE F.2. PERIOD OF PERFORMANCE

The period of performance for the base period shall be twenty-four (24) months from the beginning September 30, 2019 through September 29, 2021.

ARTICLE F.3. DELIVERABLES AND DELIVERY SCHEDULE

Deliverable	Description	Acceptance Criteria
Kick Off Meeting	[***]	[***]

Initial System Delivery - Base	[***]	[***]

Final System Delivery - Base	[***]	[***]

Initial Consumable Delivery - Base	[***]	[***]

Final Consumable	[***]	[***]

Delivery - Base	[***]	[***]

Training Development	[***]	[***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Training Delivery	[***]	[***]

Routine Maintenance - Base	[***]	[***]

Field Maintenance - Base	[***]	[***]

Quarterly Reports	[***]	[***]

Special Technical Reports	[***]	[***]

Final Report	[***]	[***]

ARTICLE F.4. REPORTS/DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon performance of the work described in SECTION C of this contract, and upon delivery and acceptance of the items described above in F.3.

The Contractor shall be responsible for submission of all reports and deliverables. The approved file formats for all deliverables shall be specified in the award document.

ARTICLE F.5. OBSERVANCE OF LEGAL HOLIDAYS

The Department of Health and Human Services observes the following days as holidays:

New Year’s Day

Inauguration Day (Every 4 Years, Washington, DC only) Martin Luther King’s birthday

President’s Day Memorial Day Independence Day Labor Day Columbus Day Veteran’s Day Thanksgiving Day Christmas Day

Any other day designated by Federal law, Executive Order, or Presidential Proclamation. When any such day falls on a Saturday, Friday is taken as the observation day. When the holiday falls on a Sunday, then Monday is the observation day. Observance of such days by Government personnel shall not be cause for additional period of performance or entitlement to compensation except as set forth in the contract. If the Contractor’s personnel work on a holiday, no form of holiday or other premium compensation will be reimbursed either as a direct or indirect cost.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE F.6 NOTICE TO THE GOVERNMENT OF DELAYS

In the event the Contractor encounters difficulty in meeting performance requirements, or when the contractor anticipates difficulty in complying with the contract delivery schedule or completion date, or whenever the Contractor has knowledge that any actual or potential situation is delaying or threatens to delay the timely performance of this contract, the Contractor shall immediately notify the Contracting Officer, and the COR, in writing, giving pertinent details, provided, however, that this data shall be informational only in character and that this provision shall not be construed as a waiver by the Government of any delivery schedule date, or any rights or remedies provided by law or under this contract.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION G- CONTRACT ADMINISTRATION

ARTICLE G.1. CONTRACTING OFFICER (CO)

The Contracting Officer is:

Tasha McMillian

HHS/ASPR/ORM

O’Neil Office Building

200 C Street, SW

Washington, DC 20201

[***]

[***]

The Contracting Officer (CO) is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this contract. Any other commitment, either explicit or implied, is invalid.

The CO is the only person with authority to act as an agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any prices incurred during the performance of this contract; (5) obligate or de-obligate funds into the contract; or (6) otherwise change any terms and conditions of this contract.

No information, other than that which may be contained in an authorized modification to this contract duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.

ARTICLE G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The Contracting Officer’s Representative (COR) is:

Anthony Nanes

Logistics Management Specialist

Operational Logistics Branch

Division of Strategic National Stockpile

Office of the Assistant Secretary for Preparedness and Response

U.S. Department of Health and Human Services

[***]

As delegated by the CO, the COR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) assisting the CO in interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE G.3. CONTRACTOR POINT OF CONTACT

The Contractor’s Point of Contact is:

Jamie Lewis

Vice President of Sales

830 Bering Drive San Jose, CA 95112

[***]

[***]

ARTICLE G.4. PAYMENT BY ELECTRONIC FUNDS TRANSFER

The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract.

ARTICLE G.5. INVOICE SUBMISSION

The Contractor shall deliver invoices electronically and simultaneously to: Program Support Center (PSC), the Contracting Officer Representative, and the Contracting Officer. Unless otherwise specified by the Contracting Officer, all invoices shall be addressed as follows:

The Contractor agrees to include, as a minimum, the following information on each invoice:

Contractor’s Name & Address

Contractor’s Banking Information (where payment is to be remitted)

Contractor’s Tax Identification Number (TIN)

DUNS Number

Contract Number

Requisition Number

Invoice Number (HHS-001)

Invoice Date

Contract Line Item Number (CLIN)

Quantity

Unit Price & Extended Amount for each line item

Total Amount of Invoice (to include the accumulative total(s), the period of performance of the contract and the period of performance of the billing period)

Name, title and telephone number of person to be notified in the event of a defective invoice Payment Address, if different from the information in (b) (1).

The invoice shall be signed by a person authorized to bind the Contractor. The Contractor shall not submit an invoice prior to delivery of goods or services.

ARTICLE G.6. CONTRACT COMMUNICATIONS/CORRESPONDENCE

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting thereon the contract number from Page 1 of the contract.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE G.7. STANDARDS OF CONDUCT

In performing this contract, Contractor personnel may be required to interact with high-level Government and non-government officials. The Contractor shall ensure that all its personnel conduct their work in a professional and responsible manner.

ARTICLE G.8. EVALUATION OF CONTRACTOR PERFORMANCE

Purpose: In accordance with FAR 42.1502, the Contractor’s performance will be periodically evaluated by the government in order to provide current information for source selection purposes. These evaluations will therefore be marked “Source Selection Information.”

Performance Evaluation Period: The Contractor’s performance will be evaluated annually.

Evaluators: The performance evaluation will be completed jointly by the Contracting Officer’s Representative and the Contracting Officer.

Performance Evaluation Factors: The Contractor’s performance will be evaluated in accordance with SECTION M, Attachment #1, Contract Performance Evaluation Report and the Contractor Performance Assessment Reporting System (CPARS).

Contractor Review: A copy of the evaluation will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor shall submit comments, rebutting statements, or additional information to the Contracting Officer within [***] days after receipt of the evaluation.

Resolving Disagreements between the Government and the Contractor: Disagreements between the parties regarding the evaluation will be reviewed at a level above the Contracting Officer. The ultimate conclusion on the performance evaluation is a decision of the contracting agency. Copies of the evaluation, Contractor’s response, and review comments, if any, will be retained as part of the evaluation.

Release of Contractor Performance Evaluation Information: The completed evaluation will not be released to other than Government personnel and the Contractor whose performance is being evaluated.

Disclosure of such information could cause harm both to the commercial interest of the Government and to the competitive position of the contractor being evaluated, as well as impede the efficiency of Government operations.

Source Selection Information: Departments and agencies may share past performance information with other Government departments and agencies when requested to support future award decisions. The information may be provided through interview and/or by sending the evaluation and comment document to the requesting source selection official.

Retention Period: The agency will retain past performance information for a maximum period of [***] years after completion of contract performance for the purpose of providing source selection information for future contract awards.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION H – SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. CONFLICT OF INTEREST

The Contractor warrants that to the best of its knowledge and belief except as otherwise disclosed, no actual or apparent organizational or employee conflict of interest exists as defined below: a situation in which the nature of work under a Government contract and a Contractor’s organization and any of its affiliate organizations or their successors in interest (hereinafter collectively referred to as the “Contractor”), financial, contractual or other interests are such that the appearance of the Contractor’s objectivity in performing the contract work may be impaired, may otherwise result in a biased work product, or may result in the contractor being given an unfair competitive advantage; or a financial interest or relationship, professional or otherwise, of an employee, subcontractor employee, or consultant (hereinafter referred to as “employee”) with an entity that may actually impair or have the appearance of impairing the objectivity of the employee in performing the contract work, or an employee has had, currently has, or is reasonably expected to have, official responsibilities with an outside organization, or some other financial interest or business affiliation, such that a reasonable person with knowledge of the relevant facts might question the employee’s objectivity/impartiality in performing the contract.

For purposes of paragraphs a(i) - (a)(iii), the financial interests and business affiliations of the employee’s spouse, minor children, and business partners are imputed to the employee.

The Contractor agrees that if changes in their organization or employees have occurred that give rise to the appearance of a conflict of interest since submission of their final proposal revision (FPR) and contract award or occur during the performance of this contract, it shall make an immediate and full disclosure to the Contracting Officer and Contracting Officer’s Technical Representative (COR) in writing. Such disclosure should include a description of the circumstances, and a description of any action which the Contractor has taken or proposes to take to avoid, neutralize, or mitigate any actual or apparent conflict of interest.

The Contractor has an ongoing responsibility to notify the Government Contracting Officer and COR in writing if any actual or apparent conflict of interest arises during the period of performance of the contract. The written notification must provide details of the conflict of interest and any planned mitigation.

The Contractor agrees to immediately notify the Contracting Officer and the COR of (1) any actual or apparent personal conflict of interest with regard to any of its employees working on, having published, or having access to information regarding this contract, or (2) any such information regarding this contract, when such conflicts have been reported to the contractor.

The Contractor agrees to notify the Contracting Officer and COR prior to incurring costs for that employee’s work when an employee may have a conflict of interest. In the event that the conflict of interest does not become known until after performance on the contract begins, the Contractor shall immediately notify the Contracting Officer and COR of the conflict of interest. The employee shall recuse himself/herself from work on this contract when an actual or apparent conflict has been identified until such time as it is determined that the conflict does not exist or it is resolved. The Contractor shall continue performance of this contract until notified by the Contracting Officer of the appropriate action to be taken.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

The provisions of this clause shall be included in all subcontracts and consulting agreements to avoid, neutralize, or mitigate actual or apparent conflicts of interest.

ARTICLE H.2. TASK ORDER/DELIVERY ORDER CONTRACT OMBUDSMAN

In accordance with FAR 16.505(b)(8), the following individual has been designated as the HHS/ASPR Ombudsman for task order and delivery order contracts:

Schuyler Eldridge

HHS/ASPR/MFHC

O’Neil Office Building

200 C Street, SW

Washington, DC 20201

[***]

ARTICLE H.3. CONFIDENTIALITY OF INFORMATION

Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

If it is established elsewhere in this contract, that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

Confidential information, as defined in this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE H.4. ACCESS TO DOCUMENTATION/DATA

The Government shall have physical and electronic access to all documentation and data generated under this contract, including: all data documenting Contractor performance, all data generated, all communications and correspondence with regulatory agencies and bodies to include all audit observations, inspection reports, milestone completion documents, and all Contractor commitments and responses. The Government shall acquire unlimited rights to all data funded under this contract.

ARTICLE H.5. IDENTIFICATION AND DISPOSITION OF DATA

HHS reserves the right to review any other data determined by HHS to be relevant to this contract.

ARTICLE H.6. DISSEMINATION OF INFORMATION

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR and CO, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions.

ARTICLE H.7. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.8. PUBLICATION AND PUBLICITY

The Contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government, for additional information see HHSAR 352.227-70 Publications and Publicity (Dec 2015).

Unless authorized in writing by the CO, the contractor shall not display the HHS logo including Operating Division or Staff Division logos on any publications.

The Contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies HHS approval or endorsement of the product(s) or service(s) provided.

The Contractor shall include this clause in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE H.9. REPORTING MATTERS INVOLVING FRAUD, WASTE, AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in ASPR- funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800- 447-8477). All telephone calls will be handled confidentially. The mailing address is:

U.S. Department of Health and Human Services Office of Inspector General

ATTN: OIG HOTLINE OPERATIONS

P.O. Box 23489 Washington, DC 20026

ARTICLE H.10. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES

The Contractor is hereby notified of the restrictions on the use of HHS funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions: the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement. For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 – Limitations on the Payment of Funds to Influence Federal Transactions and FAR Clause 52.203-12 (Oct 2010).

In addition, the current HHS Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes; for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress; or any State or Local legislative body itself.

The current HHS Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECTION I – CONTRACT CLAUSES

ARTICLE I.1 FEDERAL ACQUISITION REGULATIONS (FAR) (48 CFR Chapter 1 CONTRACT CLAUSES)

FAR 52.252-2    Clauses Incorporated by Reference (Feb 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

Full text of the FAR clauses may be accessed electronically at:

https://www.acquisition.gov/far/index.html

FAR	52.204-6	April 2008	Data Universal Numbering System (DUNS) Number
FAR	52.204-7	July 2013	System for Award Management
FAR	52.204-13	Oct 2016	System for Award Management Maintenance
FAR	52.209-7	Jul 2013	Information Regarding Responsibility Matters
FAR	52.215-1	Jan 2004	Instructions to Offerors – Competitive Acquisitions
FAR	52.215-8	Oct 1997	Order of Precedence-Uniform Contract Format
FAR	52.215-16	Jun 2003	Facilities Capital Cost of Money
FAR	52.225-25	Aug 2018	Prohibition on Contracting with Entities Engaging in Sanctioned Activities Relating to Iran—Representation and Certification
FAR	52.232-38	Jul 2013	Submission of Electronic Funds Transfer Information with Offer
HHSAR	352.215-70	Dec 2015	Late Proposals and Revisions
HHSAR	352.203-70	Dec 2015	Anti-Lobbying
HHSAR	352.208-70	Dec 2015	Printing and Duplication
HHSAR	352.224-71	Dec 2015	Confidential Information

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (JAN 2018)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015).

(3) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(4) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004)(Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

_X_ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

_X_ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Oct 2015) (41 U.S.C. 3509)).

____ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (June 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

_X_ (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Oct 2016) (Pub. L. 109-282) (31 U.S.C. 6101 note).

____ (5) [Reserved].

____ (6) 52.204-14, Service Contract Reporting Requirements (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

____ (7) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

_X_ (8) 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (Oct 2015) (31 U.S.C. 6101 note).

____ (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Jul 2013) (41 U.S.C. 2313).

____ (10) [Reserved].

____ (11)(i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (Nov 2011) (15 U.S.C. 657a).

____ (ii) Alternate I (Nov 2011) of 52.219-3.

____ (12)(i) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (OCT 2014) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

____ (ii) Alternate I (JAN 2011) of 52.219-4.

____ (13) [Reserved]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

____ (14)(i) 52.219-6, Notice of Total Small Business Set-Aside (Nov 2011) (15 U.S.C. 644).

____ (ii) Alternate I (Nov 2011).

____ (iii) Alternate II (Nov 2011).

____ (15)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

____ (ii) Alternate I (Oct 1995) of 52.219-7.

____ (iii) Alternate II (Mar 2004) of 52.219-7.

_X_ (16) 52.219-8, Utilization of Small Business Concerns (Nov 2016) (15 U.S.C. 637(d)(2) and (3)).

_X_ (17)(i) 52.219-9, Small Business Subcontracting Plan (Jan 2017) (15 U.S.C. 637(d)(4)).

____ (ii) Alternate I (Nov 2016) of 52.219-9.

____ (iii) Alternate II (Nov 2016) of 52.219-9.

____ (iv) Alternate III (Nov 2016) of 52.219-9.

____ (v) Alternate IV (Nov 2016) of 52.219-9.

____ (18) 52.219-13, Notice of Set-Aside of Orders (Nov 2011) (15 U.S.C. 644(r)).

____ (19) 52.219-14, Limitations on Subcontracting (Jan 2017) (15 U.S.C. 637(a)(14)).

_X_ (20) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

____ (21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (Nov 2011) (15 U.S.C. 657 f).

_X_ (22) 52.219-28, Post Award Small Business Program Representation (Jul 2013) (15 U.S.C. 632(a)(2)).

____ (23) 52.219-29, Notice of Set-Aside for, or Sole Source Award to, Economically Disadvantaged Women-Owned Small Business Concerns (Dec 2015) (15 U.S.C. 637(m)).

____ (24) 52.219-30, Notice of Set-Aside for, or Sole Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (Dec 2015) (15 U.S.C. 637(m)).

_X_ (25) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

_X_ (26) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Oct 2016) (E.O. 13126).

_X_ (27) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

_X_ (28) 52.222-26, Equal Opportunity (Sept 2016) (E.O. 11246).

_X_ (29) 52.222-35, Equal Opportunity for Veterans (Oct 2015)(38 U.S.C. 4212).

_X_ (30) 52.222-36, Equal Opportunity for Workers with Disabilities (Jul 2014) (29 U.S.C. 793).

_X_ (31) 52.222-37, Employment Reports on Veterans (FEB 2016) (38 U.S.C. 4212).

_X_ (32) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

_X_ (33)(i) 52.222-50, Combating Trafficking in Persons (Mar 2015) (22 U.S.C. chapter 78 and E.O. 13627).

____ (ii) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

_X_ (34) 52.222-54, Employment Eligibility Verification (OCT 2015). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

_X_ (35) 52.222-59, Compliance with Labor Laws (Executive Order 13673) (OCT 2016). (Applies at $50 million for solicitations and resultant contracts issued from October 25, 2016 through April 24, 2017; applies at $500,000 for solicitations and resultant contracts issued after April 24, 2017).

Note to paragraph (b)(35): By a court order issued on October 24, 2016, 52.222-59 is enjoined indefinitely as of the date of the order. The enjoined paragraph will become effective immediately if the court terminates the injunction. At that time, GSA, DoD and NASA will publish a document in the Federal Register advising the public of the termination of the injunction.

____ (36) 52.222-60, Paycheck Transparency (Executive Order 13673) (OCT 2016).

____ (37)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA– Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

____ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

____ (38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (JUN 2016) (E.O. 13693).

____ (39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (JUN 2016) (E.O. 13693).

____ (40)(i) 52.223-13, Acquisition of EPEAT®-Registered Imaging Equipment (JUN 2014) (E.O.s 13423 and 13514).

____ (ii) Alternate I (Oct 2015) of 52.223-13.

____ (41)(i) 52.223-14, Acquisition of EPEAT®-Registered Televisions (JUN 2014) (E.O.s 13423 and 13514).

____ (ii) Alternate I (Jun 2014) of 52.223-14.

_X_ (42) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).

____ (43)(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (OCT 2015) (E.O.s 13423 and 13514).

____ (ii) Alternate I (Jun 2014) of 52.223-16.

_X_ (44) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (AUG 2011) (E.O. 13513).

____ (45) 52.223-20, Aerosols (JUN 2016) (E.O. 13693).

____ (46) 52.223-21, Foams (JUN 2016) (E.O. 13693).

____ (47)(i) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

____ (ii) Alternate I (JAN 2017) of 52.224-3.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

____ (48) 52.225-1, Buy American—Supplies (May 2014) (41 U.S.C. chapter 83).

____ (49)(i) 52.225-3, Buy American—Free Trade Agreements—Israeli Trade Act (May 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43.

____ (ii) Alternate I (May 2014) of 52.225-3.

____ (iii) Alternate II (May 2014) of 52.225-3.

____ (iv) Alternate III (May 2014) of 52.225-3.

____ (50) 52.225-5, Trade Agreements (OCT 2016) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

_X_ (51) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

____ (52) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

____ (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

____ (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

____ (55) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

____ (56) 52.232-30, Installment Payments for Commercial Items (Jan 2017) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

_X_ (57) 52.232-33, Payment by Electronic Funds Transfer—System for Award Management (Jul 2013) (31 U.S.C. 3332).

____ (58) 52.232-34, Payment by Electronic Funds Transfer—Other than System for Award Management (Jul 2013) (31 U.S.C. 3332).

____ (59) 52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).

____ (60) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

____ (61) 52.242-5, Payments to Small Business Subcontractors (JAN 2017)(15 U.S.C. 637(d)(12)).

____ (62)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

____ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

____ (1) 52.222-17, Nondisplacement of Qualified Workers (May 2014)(E.O. 13495).

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

____ (2) 52.222-41, Service Contract Labor Standards (May 2014) (41 U.S.C. chapter 67).

____ (3) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

____ (4) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards-Price Adjustment (Multiple Year and Option Contracts) (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

____ (5) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

____ (6) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (May 2014) (41 U.S.C. chapter 67).

____ (7) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (May 2014) (41 U.S.C. chapter 67).

____ (8) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015).

____ (9) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

____ (10) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (May 2014) (42 U.S.C. 1792).

____ (11) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Oct 2015) (41 U.S.C. 3509).

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.219-8, Utilization of Small Business Concerns (Nov 2016) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $700,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iv) 52.222-17, Nondisplacement of Qualified Workers (May 2014) (E.O. 13495). Flow down required in accordance with paragraph (l) of FAR clause 52.222-17.

(v) 52.222-21, Prohibition of Segregated Facilities (Apr 2015)

(vi) 52.222-26, Equal Opportunity (Sept 2016) (E.O. 11246).

(vii) 52.222-35, Equal Opportunity for Veterans (Oct 2015) (38 U.S.C. 4212).

(viii) 52.222-36, Equal Opportunity for Workers with Disabilities (Jul 2014) (29 U.S.C. 793).

(ix) 52.222-37, Employment Reports on Veterans (Feb 2016) (38 U.S.C. 4212)

(x) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(xi) 52.222-41, Service Contract Labor Standards (May 2014) (41 U.S.C. chapter 67).

(xii) 52.222-50, Combating Trafficking in Persons (Mar 2015) (22 U.S.C. chapter 78 and E.O 13627). Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O 13627).

(xiii) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (May 2014) (41 U.S.C. chapter 67).

(xiv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services-Requirements (May 2014) (41 U.S.C. chapter 67).

(xv) 52.222-54, Employment Eligibility Verification (OCT 2015) (E.O. 12989).

(xvi) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015).

(xvii) 52.222-59, Compliance with Labor Laws (Executive Order 13673) (OCT 2016) (Applies at $50 million for solicitations and resultant contracts issued from October 25, 2016 through April 24, 2017; applies at $500,000 for solicitations and resultant contracts issued after April 24, 2017).

Note to paragraph (e)(1)(xvii): By a court order issued on October 24, 2016, 52.222-59 is enjoined indefinitely as of the date of the order. The enjoined paragraph will become effective immediately if the court terminates the injunction. At that time, GSA, DoD and NASA will publish a document in the Federal Register advising the public of the termination of the injunction.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

(xviii) 52.222-60, Paycheck Transparency (Executive Order 13673) (OCT 2016)).

(xix) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

(xx)(A) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

(B) Alternate I (JAN 2017) of 52.224-3.

(xxi) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (May 2014) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxiii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

FAR 52.204-14, Service Contract Reporting Requirements, (Oct 2016)

(a)    Definition.

“First-tier subcontract” means a subcontract awarded directly by the Contractor for the purpose of acquiring supplies or services (including construction) for performance of a prime contract. It does not include the Contractor’s supplier agreements with vendors, such as long-term arrangements for materials or supplies that benefit multiple contracts and/or the costs of which are normally applied to a Contractor’s general and administrative expenses or indirect costs.

(b)    The Contractor shall report, in accordance with paragraphs (c) and (d) of this clause, annually by October 31, for services performed under this contract during the preceding Government fiscal year (October 1-September 30).

(c)    The Contractor shall report the following information:

(1)    Contract number and, as applicable, order number.

(2)    The total dollar amount invoiced for services performed during the previous Government fiscal year under the contract.

(3)    The number of Contractor direct labor hours expended on the services performed during the previous Government fiscal year.

(4)    Data reported by subcontractors under paragraph (f) of this clause.

(d)    The information required in paragraph (c) of this clause shall be submitted via the internet at www.sam.gov. (See SAM User Guide). If the Contractor fails to submit the report in a timely manner, the contracting officer will exercise appropriate contractual remedies. In addition, the Contracting Officer will make the Contractor’s failure to comply with the reporting requirements a part of the Contractor’s performance information under FAR subpart 42.15.

(e)    Agencies will review Contractor reported information for reasonableness and consistency with available contract information. In the event the agency believes that revisions to the Contractor reported information are warranted, the agency will notify the Contractor no later than November 15. By November 30, the Contractor shall revise the report or document its rationale for the agency.

(f)

(1)    The Contractor shall require each first-tier subcontractor providing services under this contract, with subcontract(s) each valued at or above the thresholds set forth in 4.1703(a)(2), to provide the following detailed information to the Contractor in sufficient time to submit the report:

(i)    Subcontract number (including subcontractor name and unique entity identifier); and

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

(ii)    The number of first-tier subcontractor direct-labor hours expended on the services performed during the previous Government fiscal year.

(2)    The Contractor shall advise the subcontractor that the information will be made available to the public as required by section 743 of Division C of the Consolidated Appropriations Act, 2010.

52.204-15 – Service Contract Reporting Requirements for Indefinite-Delivery Contracts.

As prescribed in 4.1705(b), insert the following clause:

Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016)

(a)    Definition.

“First-tier subcontract” means a subcontract awarded directly by the Contractor for the purpose of acquiring supplies or services (including construction) for performance of a prime contract. It does not include the Contractor’s supplier agreements with vendors, such as long-term arrangements for materials or supplies that benefit multiple contracts and/or the costs of which are normally applied to a Contractor’s general and administrative expenses or indirect costs.

(b)    The Contractor shall report, in accordance with paragraphs (c) and (d) of this clause, annually by October 31, for services performed during the preceding Government fiscal year (October1-September 30) under this contract for orders that exceed the thresholds established in 4.1703(a)(2).

(c)    The Contractor shall report the following information:

(1)    Contract number and order number.

(2)    The total dollar amount invoiced for services performed during the previous Government fiscal year under the order.

(3)    The number of Contractor direct labor hours expended on the services performed during the previous Government fiscal year.

(4)    Data reported by subcontractors under paragraph (f) of this clause.

(d)    The information required in paragraph (c) of this clause shall be submitted via the internet at www.sam.gov. (See SAM User Guide). If the Contractor fails to submit the report in a timely manner, the contracting officer will exercise appropriate contractual remedies. In addition, the Contracting Officer will make the Contractor’s failure to comply with the reporting requirements a part of the Contractor’s performance information under FAR subpart 42.15.

(e)    Agencies will review Contractor reported information for reasonableness and consistency with available contract information. In the event the agency believes that revisions to the

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Contractor reported information are warranted, the agency will notify the Contractor no later than November 15. By November 30, the Contractor shall revise the report or document its rationale for the agency.

(f)

(1)    The Contractor shall require each first-tier subcontractor providing services under this contract, with subcontract(s) each valued at or above the thresholds set forth in 4.1703(a)(2), to provide the following detailed information to the Contractor in sufficient time to submit the report:

(i)    Subcontract number (including subcontractor name and unique entity identifier), and

(ii)    The number of first-tier subcontractor direct-labor hours expended on the services performed during the previous Government fiscal year.

(2)    The Contractor shall advise the subcontractor that the information will be made available to the public as required by section 743 of Division C of the Consolidated Appropriations Act, 2010.

FAR 52.217-8 Option to Extend Services (Nov 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 15 days of the end of the period of performance.

FAR 52.217-9 Option to Extend the Term of the Contract (Mar 2000)

(a)    The Government may extend the term of this contract by written notice to the Contractor within 1 day provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 15 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)    If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c)    The total duration of this contract, including the exercise of any options under this clause, shall not exceed 24 Months/2 Years.

FAR 52.232-40 Providing Accelerated Payments to Small Business Subcontractors (Dec 2013)

Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor. The acceleration of payments under this clause does not provide any new rights under the Prompt Payment Act. Include the substance of this clause, including this paragraph (c), in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

FAR 52.233-2, Service of Protest (Sep 2006)

(a)    Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from:

Tasha McMillian

Contracting Officer

HHS/OS/ASPR/ORM

O’Neil Office Building

200 C Street, SW

Washington, DC 20201

(b)    The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

PART III – ATTACHMENTS

SECTION J – LIST ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.	Statement of Work, dated 09/19/2019, 4 pages.

2.	Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Firm Fixed Price, 1 page.

3.	Sample Invoice Form, 1 page.

4.	Safety and Health, HHSAR Clause 352.223-70, dated 1/2006, 2 pages.